CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

AMENDMENT NO. 1 TO COMMERCIAL MANUFACTURING SERVICES AGREEMENT

This Amendment No. 1 to the Commercial Manufacturing Services Agreement (“First Amendment”) is made, entered into and effective as of  September 1, 2021 (the “First Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 611 Gateway Boulevard, Suite 900, South San Francisco, California 94080 (“Atara”); and COGNATE BIOSERVICES INC., a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”).  Each of Atara and Manufacturer are referred to in this First Amendment as a “Party” and together, the “Parties.”  All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Commercial Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Commercial Manufacturing Services Agreement (the “Commercial Services Agreement”) effective as of January 1, 2020, pursuant to which Atara engaged Manufacturer to perform certain commercial manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder;

WHEREAS, the Parties have [[***]] have agreed [[***]] by amending the Commercial Services Agreement to revise certain terms of the Commercial Services Agreement; and

WHEREAS, Section 15.7 of the Commercial Services Agreement provides that the Commercial Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Commercial Services Agreement as set forth in this First Amendment as of the First Amendment Effective Date.

1.	Section 14.1 of the Commercial Services Agreement is hereby deleted in its entirety and replaced as follows:

“14.1 Term.  This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Article 14, will expire on [[***]].  Notwithstanding the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue to apply to any active or in progress Work Orders until each such Work Order has been completed, expired or otherwise terminated in accordance with the terms herein or therein.”

2.	The Commercial Services Agreement is hereby amended by adding a new Section 8.8:

“8.8[[***]].   Notwithstanding anything herein to the contrary, the Parties agree that:

(a)	[[***]].
(b)	[[***]].”

For the sake of clarity, [[***]].

3.

This First Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this First Amendment. Except as specifically amended by this First Amendment, the terms and conditions of the Commercial Services Agreement shall remain in full force and effect. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Commercial Services Agreement, as amended by this First Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Commercial Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OF CONFIDENTIAL.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the last date of party-signature written below.

ATARA BIOTHERAPEUTICS, INC.	COGNATE BIOSERVICES, INC.

By: /s/ [[***]]	By: /s/ [[***]]

Print Name: [[***]]	Print Name: [[***]]

Title: CEO	Title: Executive VP

Date: 9/27/2021	Date: 9/24/2021

APPENDIX G

[[***]]